SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

19.  SUBSEQUENT EVENTS

In March 2012, the Company has received the license from Trident (Note 6) and the Company has paid the remaining purchase amount of USD8,500 to Trident.

In March 2012, in accordance with an amendment to the term sheet for the potential IP acquisition as discussed in Note 4, the  Company paid additional USD6,000 of the deposit fee with the total purchase price still being negotiated, and detail terms have not yet been finalised.

Together with the deposit fee of USD 2,220 the Company made as discussed in Note 4, the Company has made the total deposit fee of USD 8,220. While the Company has the right to recover the deposit fee and expects to do so in the event that the proposed acquisition is not completed, except in the case where the related party is prepared to carry out the transaction and the Company fails to do so, there is no assurance that the Company would be able to recover the deposit fee.